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                                                                   EXHIBIT 10.13


                          SECOND MODIFICATION AGREEMENT

      BY THIS SECOND MODIFICATION AGREEMENT, made and entered into and effective as of September 30, 2001, THREE-FIVE SYSTEMS, INC., a Delaware corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower"), the banks listed from time to time in the Credit Agreement (defined below) (the "Banks"), and COMERICA BANK-CALIFORNIA, successor by merger to Imperial Bank, a California banking corporation, as administrative agent for the Banks (in such capacity, the "Agent") and as Issuing Bank, confirm and agree as follows:

SECTION 1. RECITALS.

      1.1 Borrower, the Banks and the Agent entered into a Credit Agreement dated January 21, 2000 (as amended from time to time, the "Credit Agreement"), which as amended provides for a revolving line of credit (the "RLC") by the Banks to Borrower in the amount of $15,000,000.00 upon the terms and conditions contained therein. The Credit Agreement was previously amended by that Modification Agreement dated as of February 1, 2001. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

      1.2 The RLC is evidenced by Revolving Promissory Notes executed by Borrower in the aggregate amended principal amount of $15,000,000.00 (the "RLC Notes").

      1.3 Borrower, the Banks and the Agent desire to modify the Credit Agreement and the other Credit Documents as set forth herein.

SECTION 2. MODIFICATION OF CREDIT DOCUMENTS.

      2.1 Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definition:

            "Liquidity" means the sum of Borrower's consolidated cash balances and/or cash equivalent balances, and its short-term and long-term investments classified as available for sale as defined by GAAP and as described in the Borrower's filings with the Securities and Exchange Commission.

      2.2 Section 8.11 of the Credit Agreement is hereby amended to read as follows:

            8.11 Financial Covenants. Unless otherwise agreed to by the Agent in writing, it will not permit on a consolidated basis its Liquidity to be less than $80,000,000.00 at the end of any fiscal quarter, commencing with that fiscal quarter ending September 30, 2001.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

      3.1 All references to the Credit Agreement and the RLC Notes in the Credit Documents and the other Credit Documents are hereby amended to refer to the Credit Agreement and the RLC Notes as hereby amended.



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      3.2 Borrower acknowledges that the indebtedness evidenced by the RLC Notes is just and owing, that the aggregate balance thereof is in the amount of $0 as of September 30, 2001, and Borrower agrees to pay the indebtedness evidenced by the RLC Notes, according to the terms thereof, as herein modified.

      3.3 Borrower hereby reaffirms to the Banks each of the representations, warranties, covenants and agreements of Borrower set forth in the RLC Notes, the Credit Agreement and all other Credit Documents, with the same force and effect as if each were separately stated herein and made as of the date hereof.

      3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the RLC Notes, the Credit Agreement and the other Credit Documents represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges the Agent, the Banks and their present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that, except as acknowledged above, no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the RLC Notes, the Credit Agreement or any other Credit Document. The preceding representation shall be to the actual knowledge of Borrower with respect to default by the Banks.

      3.5 All terms, conditions and provisions of the RLC Notes, the Credit Agreement and the other Credit Documents are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The RLC Notes, the Credit Agreement and the other Credit Documents, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

      4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the RLC.

      4.2 The modifications contained herein shall not be binding upon the Agent and the Banks until the Agent shall have received all of the following:

            (a) An original of this Agreement fully executed by the Borrower and the Banks; and

            (b) Such other documents as the Agent and the Banks may reasonably require.

      4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

      4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Agent and the Banks in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. The Banks, at their option, but without any


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obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Notes, shall be due and payable upon demand.

      4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Banks or the Agent, or in any other action or conduct undertaken by Borrower, the Banks or the Agent on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the RLC Notes, the Credit Agreement or any other Credit Documents. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' or the Agent's execution of this Agreement. Further, the Banks' execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of the RLC Notes, the Credit Agreement or any other Credit Document shall require the express written approval of the Banks; no such approval (either express or implied) has been given as of the date hereof.

      4.6 Notwithstanding any prior forbearance, actual or implied, of any nature by the Banks, time is hereby declared to be of the essence hereof, of the RLC, of the RLC Notes, of the Credit Agreement and of all Credit Documents, and the Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the RLC Notes, of the Credit Agreement and of all other Credit Documents.

      4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

      4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

      4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

      IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                       THREE-FIVE SYSTEMS, INC., a Delaware
                                       corporation

                                       By:     /s/ Jeffrey D. Buchanan
                                          ------------------------------------
                                       Name:   Jeffrey D. Buchanan
                                            ----------------------------------
                                       Title:  Executive VP, CFO
                                             ---------------------------------

                                                                       COMPANY


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                                       THREE-FIVE SYSTEMS, (BEIJING), LTC., a
                                       wholly foreign owned enterprise organized under the laws of the People's Republic of China.



                                       By:     /s/ Jeffrey D. Buchanan
                                          ------------------------------------
                                       Name:   Jeffrey D. Buchanan
                                            ----------------------------------
                                       Title:  Director
                                             ---------------------------------


                                       THREE-FIVE SYSTEMS PACIFIC, INC., a
                                       Philippine corporation

                                       By:     /s/ Jeffrey D. Buchanan
                                          ------------------------------------
                                       Name:   Jeffrey D. Buchanan
                                            ----------------------------------
                                       Title:  Director
                                             ---------------------------------


                                       THREE-FIVE SYSTEMS LIMITED, a corporation organized under the laws of the United Kingdom.

                                       By:     /s/ Jeffrey D. Buchanan
                                          ------------------------------------
                                       Name:   Jeffrey D. Buchanan
                                            ----------------------------------
                                       Title:  Director
                                             ---------------------------------

                                                                  CO-BORROWERS


                                       COMERICA BANK-CALIFORNIA, successor by
                                       merger to Imperial Bank, a California
                                       banking corporation



                                       By:     /s/ Ronald J. Castro, Jr.
                                          ------------------------------------
                                       Name:   Ronald J. Castro, Jr.
                                            ----------------------------------
                                       Title:  Vice President
                                             ---------------------------------

                                                                AGENT AND BANK




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